Exhibit 99.1

News release

HYZON REALIGNING COMPANY STRATEGY TO FOCUS ON CORE NORTH AMERICAN MARKETS AND REFUSE INDUSTRY

Company reviewing international markets for consolidation while advancing strategic alternatives assessment

BOLINGBROOK, Ill., June 24, 2024 - Hyzon (NASDAQ: HYZN) (Hyzon or the Company), a U.S.-based manufacturer and global supplier of high-performance hydrogen fuel cell systems focused on providing zero-emission power to decarbonize the most demanding industries, today announced that after a comprehensive review of Hyzon’s business operations, Hyzon has started realigning its strategic priorities along several lines to focus on the Company’s core North American markets and the refuse industry.

In addition to the Company’s previously disclosed efforts to secure capital, the Company announced that it has retained PJT Partners as its financial advisor to lead the ongoing capital raise efforts including via capital markets transactions, and to explore a full range of strategic options for the Company, which could potentially include a sale of the Company and/or a divestiture of its Europe and Australia/New Zealand businesses and subsidiaries, amongst other alternatives. As the Company explores such strategic alternatives, it will continue to focus on cost reduction efforts and managing liquidity, including a reduction in work force or other strategic transactions and/or measures.

The realignment process will allow Hyzon to focus its financial resources and investments, better position its first-to-market, single stack 200kW, fuel cell technology in its zero emissions North American Class 8 and refuse truck FCEV platforms as it prepares to launch its significant large fleet trial programs on both platforms in the U.S. and Canada this summer.

About Hyzon

Hyzon is a global supplier of high-performance hydrogen fuel cell technology focused on providing zero-emission power to decarbonize demanding industries. With agile, high-power technology designed for heavy-duty applications, Hyzon is at the center of a new industrial revolution fueled by hydrogen, an abundant and clean energy source. Hyzon focuses on deploying its fuel cell technology in heavy-duty commercial vehicles across North America, Europe, and Australia/New Zealand today and in tomorrow's power generation and energy storage, mining, construction, rail, marine, and airport ecosystems. To learn more about how Hyzon partners across the hydrogen value chain to accelerate the clean energy transition, visit www.hyzonfuelcell.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to Hyzon’s ability to pursue and enter into a strategic transaction, raise additional capital, and achieve the goals and benefits of its cost cutting and liquidity management initiatives. You are cautioned that such statements are not guarantees of future performance and that the Company’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements include the Company’s ability improve its capital structure; Hyzon’s liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; Hyzon’s ability to fully execute actions and steps that would be probable of mitigating the existence of substantial doubt regarding its ability to continue as a going concern; our ability to enter into any desired strategic alternative on a timely basis, on acceptable terms; our ability to maintain the listing of our common stock on the Nasdaq Global Select Market; our ability to retain or recruit, or changes required in, our officers, key employees, or directors; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions; and the other factors under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, as supplemented by the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. Such filings are available on our website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

hyzonfuelcell.com